UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 18, 2009

CENTRAL VERMONT PUBLIC SERVICE CORPORATION
(Exact name of registrant as specified in its charter)

Vermont (State or other jurisdiction of incorporation)	1-8222 (Commission File Number)	03-0111290 (IRS Employer Identification No.)

77 Grove Street, Rutland, Vermont               05701
(Address of principal executive offices)          (Zip Code)

Registrant’s telephone number, including area code (800) 649-2877

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

This presentation will be conducted at the CVPS utility analyst luncheon in New York, New York before an audience of electric industry analysts and industry professionals on Tuesday, May 19, 2009.

CVPS Analyst Luncheon
New York City, May 19, 2009
Presented by Robert Young, Pamela Keefe and William Deehan

Safe Harbor Statement
Statements contained in this presentation that are not historical fact are forward-looking statements within the meaning of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995.  Whenever used in this presentation, the words “estimate,” “expect,” “believe,” or similar expressions are intended to identify such forward-looking statements.  Forward-looking statements involve estimates, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in the forward-looking statements.  Actual results will depend upon, among other things, the actions of regulators, performance of the Vermont Yankee nuclear power plant, effects of and changes in weather and economic conditions, volatility in wholesale power markets, our ability to maintain our current credit ratings, performance of our unregulated business, and other considerations such as the operations of ISO-New England, changes in the cost or availability of capital, authoritative accounting guidance, and the effect of the volatility in the equity markets on pension benefit and other costs.  We cannot predict the outcome of any of these matters; accordingly, there can be no assurance that such indicated results will be realized.  We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Contact Information

Pamela J. Keefe
Sr. Vice President, CFO & Treasurer
(802) 747-5435
e-mail: pkeefe@cvps.com

CVPS Profile

➢ Vermont’s largest integrated electric utility
➢ CVPS serves 159,000 customers in a territory covering half of the area of Vermont
➢ Rural service territory of 18 customers per mile of line

Credit Ratings	Standard & Poor’s
Corporate Credit Rating	BB+/stable
First Mortgage Bonds	BBB+
Preferred Stock	B+

COMMON STOCK PROFILE (NYSE: CV) Quarter Ended March 31, 2009
Market Capitalization	$201.5M
Book Value	$19.03
Market-to-Book	0.91
52-week Range	$15.16 - $26.32
Price/Earnings Ratio	11.09
Debt % / Equity %	43% / 57%
Average Daily Volume	87,067
Shares Outstanding	11,648,948
Annualized Dividend Yield	5.32%

Today’s Discussion Topics

➢ Attributes and recent accomplishments
➢ Key measures of success
➢ Regulatory Update
➢ Future energy planning considerations
➢ Infrastructure investments
➢ Financial position and performance
➢ Long-term strategy

Attributes & Recent Accomplishments

➢ Lowest rates among major utilities in New England
➢ Ranked second in East Region for Customer Satisfaction Index in 2008 J.D. Power phone survey
➢ Met or exceeded Vermont's 17 service quality and reliability standards for fourth straight year
➢ Among lowest carbon-emitting power mixes in the U.S.
➢ 2007 and 2008 EEI Emergency Recovery Awards
➢ Customer transactional satisfaction rated over 90%

Key Measures of Success

➢ Keep customer rates low while maintaining superior reliability
- Meet service quality standards
➢ Achieve positive regulatory outcomes
- Gained approval of Alternative Regulation Plan
- Maintain positive, productive relationship with regulators
- Working in Integrated Resource Planning (IRP) process to develop regulatory consensus on future power supply choices
➢ Secure stable, long-term, clean, competitively priced energy supplies
- Negotiate future contracts with Entergy-Vermont Yankee and Hydro-Quebec
- Meet Vermont’s renewable requirements

Key Measures of Success, cont.

➢ Increase rate base on which shareholders earn a return
- Complete capital projects through Asset Management Plan, including CVPS SmartPower™
- Continue investments in Velco
➢ Restore corporate credit rating to investment grade

Regulatory Update

➢ Alternative Regulation Plan Approved
- 2009 through 2011; can petition for extension thereafter
➢ Agreement reached with consumer advocate to implement smart grid technologies
- Detailed Plan establishes scope of services, schedule and cost recovery
➢ IRP
- Detailed portfolio evaluation scoring method developed
- Used to evaluate proposals received in recent market-wide solicitation
- Evaluation incorporates input from consumer advocate

➢ Vermont Yankee Nuclear (Entergy)
- Existing purchased power source for CVPS ending in 2012
- If VY is relicensed, CV is willing to purchase 100 MW annually under a long-term purchase power agreement
- Pre-existing “Value Sharing Agreement” – insurance against high future power prices from 2012 to 2022
• High is defined as prices >$61/mWh (+inflation)

Future Energy Planning Considerations

➢ Regulatory input incorporated in evaluation and acquisition methods during the IRP process
➢ Evaluation Score card for new power sources
- Initial screen:  consistency with CVPS achieving investment grade credit status
- Portfolio expected cost and cost variability – 60% weight
- Renewable/sustainable resource – 40% weight
- Environmental impacts – 40% weight
- Energy, technology and source diversity – 40% weight
- Reliability characteristics – 40% weight

Future Energy Planning Considerations

CVPS 2008 CVPS ENERGY BY FUEL TYPE
Nuclear [1]	49.6%
Hydro [2]	39.1%
Oil [3]	1.1%
Wood [4]	3.7%
CVPS Cow Power™ [5]	0.2%
Other [6]	6.3%

Notes:
[1]	Nuclear includes Vermont Yankee and Millstone 3.
[2]	Hydro includes 93 percent of purchase form Hydro-Quebec. In 2007 (last year available), 93 percent of HQ production was from hydro. Other sources include CV-owned and independent power producers.
[3]	Includes Wyman (#6 oil), CV peakers, which consist of two gas turbines, and an estimated 4 percent of HQ.
[4]	Includes all McNeil and Ryegate.
[5]	Methane from VT Energy Recovery and CVPS Cow Power™.
[6]	Includes all other non-specified; about 35 percent is from ISO and 65 percent from bilateral purchases, including 15 percent from HQ.

Long-Term Contract Negotiations Continuing

Hydro-Quebec
➢ Negotiations continuing with Hydro-Quebec
➢ Contract proposal with Hydro-Quebec expected in 2009
➢ Contract may contain wind energy, in addition to hydro
➢ Building capacity for power export a significant economic strategy for Province of Quebec, as well as Hydro-Quebec

Vermont Yankee
➢ Negotiations under way for new contract -- conclusion now expected in 2009
➢ NRC final decision on license extension expected in 2009
➢ Vermont decision on operation extension expected in 2009
➢ State legislative approval required under previous agreement with Entergy.  Vote expected in 2010.

New Portfolio Options

➢ Resource Solicitation
- “Joint RFP” with Green Mountain Power and Vermont Electric Coop for 100 MW
• 41 proposals evaluated
• 5 Finalists selected
• 1 Contract entered Thru May 1, 2009
• Expect to finalize contracts with 3 renewable power projects in coming weeks
• Development risk associated with 2 of those projects
- Additional RFP’s expected over the next several years to compliment results of the long-term contract negotiations
- “Contingent RFP” with Green Mountain Power for 150 MW
• Contingent on future status and purchase from Vermont Yankee
• Resolution expected in 2010

New Portfolio Options, cont.

➢ Future Vermont-based Generation

Joint utility feasibility study results released in August 2008 indicate:

- A single large or several medium-sized base load plants may warrant consideration given costs, transmission constraints and energy needs
- Renewable resources could play important role in addressing Vermont's potential supply gap
- CVPS and other Vermont utilities have not concluded whether to pursue construction of new Vermont-based generation plants
- CVPS may support development of new, medium-sized, base load, in-state generation; interested in power purchase opportunities, if developed

Q1 2009 Financial Results
	Q1 2009	Q1 2008
Operating Revenues
Retail sales	$74,083	$75,406
Resale sales	$13,933	13,502
Other	$2,711	$2,316
Total operating revenue	$90,727	$91,224

Operating Expenses
Purchased power	$41,610	$42,906
Other operating expenses	$39,618	$40,027
Income tax expense	$2,876	$1,859
Total Operating Expense	$$84,104	$$84,792

Equity in Earnings of Affiliates	$4,445	$4,185
Net Income	$6,872	$5,908
Earnings per share of common stock – diluted	$0.58	$0.56

Liquidity & Financing

Cash Flows	March 2009	March 2008
Cash and cash equivalents at beginning of period	$6,722	$3,803
Cash provided by operating activities	$15,128	$11,222
Cash used for investing activities	(5,937)	(7,282)
Cash used for financing activities	(2,369)	(1,378)
Cash and cash equivalents at end of period	$$13,544	$6,365

➢ Forecast Velco investment of ~ $21M in December 2009 ➢ Affirming 2009 earnings guidance of $1.40 - $1.60

Rate Base Growth CVPS RATE BASE – ACTUAL AND PROJECTED
Dollars in millions	2005	2006	2007	2008	2009	2010	2011	2012	2013
Projected Rate Base	$236	$236	$302	$344	$390	$427	$485	$525	$558
Projected CAGR of 10% from 2008 - 2013

Aging Infrastructure Drives Capex Increases

➢ Outage frequency increasing due to trees, equipment failure and animal outages
➢ Asset Management Plan addresses reliability with targeted infrastructure spending through 2013 and beyond
➢ 2.5 is the current SAIFI standard

OVERALL SYSTEM RELIABILITY (SAIFI)
2003	1.86
2004	1.55
2005	1.86
2006	2.09
2007	2.45
2008	2.49

Capital Spending Trends

HISTORIC & PROJECTED CAPITAL SPENDING
Year	Dollars in Millions
2005	$17.5
2006	$18.0
2007	$23.0
2008	$36.6
2009	$32.1
2010	$48.1
2011	$54.5
2012	$60.2
2013	$41.5

Historical spending has not been inflated to 2009 dollars. Projected spending includes inflationary assumptions.

Velco Investment Background

➢ Vermont’s transmission operator
➢ FERC-regulated
➢ Owned by 20 Vermont utilities, including investor-owned, municipals and cooperatives
➢ CVPS owns 40%; equity investments generally based on VTA load share of 43%
➢ Independent management and board of directors

VELCO INVESTMENTS 2004 - 2011
Year	Dollars in Millions
2004	$7
2005	$0
2006	$23
2007	$53
2008	$3
2009	$21
2010	$24
2011	$13

2009 Earnings Guidance and Dividends

➢ 2009 Earnings Guidance
- $1.40 - $1.60 per diluted share

➢ Guidance Drivers
- Alt Reg mechanisms (PCAM, ESAM)
- ESAM provides ‘floor’ for earnings in the regulated business
- Impacts of the economy on retail sales

➢ Dividends
- $0.92 annual dividend
- 5.32% dividend yield (as of March 31, 2009)
- Long-term strategy is for dividend yield to remain in line with peer utilities
- Over short term, significant amount of available capital is being deployed in infrastructure improvements

Long-Term Strategy

➢ Provide superior customer service and reliability
➢ Improve financial strength to restore our credit rating to investment grade and to fuel capital investments in our core business and VELCO
➢ Partner with the state and other utilities to create an affordable, reliable and environmentally responsible electric future for Vermont

These strategies create shareholder value over the long term

Appendix – Key Data Elements

➢ Market Cap at 3/31/09: $201.5M
➢ 2008 Earned ROE:  8.3%
➢ 2009 Rate Base: $390M
➢ 2009 Effective Tax Rate: 37 - 38%
➢ 2009 Capex (ex. Transco): $32M
➢ 2009 Transco investment:  ~$21M (December 2009)
➢ ~5 bp of ROE = $0.01 eps
➢ Corp. Credit Rating (S&P):  BB+ / stable
➢ 2009 Debt maturities:  $5.5M
➢ 2008 Peak load:  414.4 MW  (Jan. 3)
➢ 2008 Avg 12 month system capability:  466.5 MW

➢ 2008 Average Number of Customers:
- 136,074 Residential
- 22,407 Commercial
- 35 Industrial

➢ 2008 Revenues:
- 40% Residential
- 32% Commercial
- 11% Industrial
- 14% Resale Sales
- 3% Other Operating Revenue

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL VERMONT PUBLIC SERVICE CORPORATION

By	Pamela J. Keefe Pamela J. Keefe Senior Vice President, Chief Financial Officer, and Treasurer
May 18, 2009